Exhibit 10.7

ARTICLES OF INCORPORATION

OF

MEDICAL GROUP SERVICES, INC.

THE UNDERSIGNED HEREBY MAKE, SUBSCRIBE, ACKNOWLEDGE AND FILE THIS CERTIFICATE FOR THE PURPOSE OF BECOMING A CORPORATION UNDER THE LAWS OF THE STATE OF FLORIDA.

ARTICLE I

NAME

The name of this corporation is Medical Group Services, Inc.

ARTICLE II

PURPOSE

This Corporation may engage in any activity permitted under the laws of the United States and of the State of Florida.

ARTICLE III

CAPITAL STOCK

The maximum number of shares of stock that this corporation is authorized to have outstanding at any time is 100,000 shares of common stock of 1.00 Dollar per share par value.

ARTICLE IV

DURATION

This Corporation is to exist perpetually, and its existence is to commence on the date of execution.

ARTICLE V

PRINCIPAL OFFICE AND REGISTERED AGENT

The principal office and mailing address of the corporation shall be located at 2810 St. Isabel, Suite 201, Tampa, Florida 33607.

The name and street address of the initial registered agent of this corporation in the State of Florida is: Frank J. Greco, 4047 Henderson Boulevard, Tampa, Florida 33629. The Board of Directors may, from time to time, appoint a substitute registered agent and move the registered office of the principal office or both, to any other address in the State of Florida.

ARTICLE VI

INITIAL BOARD OF DIRECTORS

This Corporation initially shall have three (3) or more director(s) as provided by the By-Laws. This corporation shall have three (3) initial directors, as follows:

NAME	ADDRESS
Brina Cabrera	2810 St. Isabel, Suite 201, Tampa, Florida 33607

Anthony F. Maniscalco	2810 St. Isabel, Suite 201, Tampa, Florida 33607

Catherine A. Maniscalco	2810 St. Isabel, Suite 201, Tampa, Florida 33607

ARTICLE VII

INCORPORATORS

The name and addresses of the incorporators of this corporation are:

NAME	ADDRESS
Brina Cabrera	2810 St. Isabel, Suite 201, Tampa, Florida 33607

Anthony F. Maniscalco	2810 St. Isabel, Suite 201, Tampa, Florida 33607

ARTICLE VIII

INDEMNIFICATION

The corporation shall indemnify all directors and officers, whether or not then in office, who are or become a party, or are threatened to be made a party, to any threatened, pending or completed action, suite or proceedings, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director or officer, or is or was serving at the request of the corporation as an officer or director against expenses (including attorneys’ fees, including hourly charges for paralegals and other staff members operating under the supervision of an attorney, whether at trial or appeal), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, including any appeal thereof to the fullest extent permitted by law.

ARTICLE IX

BY-LAWS

The initial By-Laws shall be adopted by the Board of Directors. The power to alter, amend or repeal the By-Laws or adopt new By-Laws is vested in the Board of Directors, subject to repeal or change by action of the shareholders.

ARTICLE X

AMENDMENT

The right to amend or repeal any provisions contained in these Articles of Incorporation, or any amendment thereto, is reserved by the Board of Directors and the Shareholders as specified under the laws of Florida.

IN WITNESS WHEREOF, these Articles of Incorporation have been signed, as Incorporator, by: Anthony F. Maniscalco and Brina Cabrera.

Dated this 10th day of June, 2003.

Anthony F. Maniscalco, Incorporator

Brina Cabrera, Incorporator

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this 10th day of June, 2003, by Anthony F. Maniscalco and Brina Cabrera, who care personally known to me or who have produced                      as identification.

NOTARY PUBLIC

CERTIFICATE DESIGNATING PLACE OF BUSINESS OR DOMICILE

FOR THE SERVICE OF PROCESS WITHIN THIS STATE,

NAMING AGENT UPON WHOM PROCESS MAY BE SERVED

In pursuance of Chapter 48.091 Florida Statutes, the following is submitted, in compliance with said Act:

First — That Medical Group Services, Inc. desiring to organize under the laws of the State of Florida with its principle place of business in Hillsborough County, Florida, has named Frank J. Greco, located at 4047 Henderson Blvd., Tampa, Florida 33629, as its agent to accept service of process within this State.

Anthony F. Maniscalco
Incorporator

Brina Cabrera
Incorporator

ACKNOWLEDGMENT

Having been named to accept service of process for the above stated corporation, at place designated in this certificate, I hereby accept to act in this capacity, and agree to comply with the provision of said Act relative to keeping open said office.

Frank J. Greco
Registered Agent